UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2007

                            AMERICAN AMMUNITION, INC.
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Nevada                        0-32379              91-2021594
-------------------------------    -----------------   -------------------------
(State or other jurisdiction of    (Commission         (I.R.S. Employer
 Incorporation or organization)         File Number)         Identification No.)


3545 NW 71st Street
Miami, FL                                                       33147
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(Address of Principal Executive Office)                       (Zip Code)


                                 (305) 835-7400
                            -----------------------
                          (Issuer's Telephone Number)



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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01- Changes in Registrant's Certifying Accountant

Resignation of S.W. Hatfield, CPA

     On June 26, 2007, the Board of Directors of American Ammunition, Inc. (Company) was notified by its auditors, S.W. Hatfield, CPA (SWHCPA) of Dallas, Texas that, due to the partner rotation rules and regulations of the U.S. Securities and Exchange Commission and Sarbanes-Oxley Act of 2002, was resigning as the Company's auditor.

The Company's Board of Director has accepted he resignation of SWHCPA.

     No accountant's report of the financial statements for either of the past two (2) years contained an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty , audit scope or accounting principles, except for a going concern opinion expressing substantial doubt about the ability of the Company to continue as a going concern.

     During the Company's two most recent fiscal years (ended December 31, 2006 and 2005) and from January 1, 2007 to the date of this Report, there were no disagreements with SWHCPA on any matter of accounting principles or practices, financial disclosure, or auditing scope or procedure. There were no reportable events, as described in Item 304(a)(1)(iv)(B) of Regulation S-B, during the Company's two most recent fiscal years (ended December 31, 2006 and 2005) from January 1, 2007 to the date of this Report.

     On June 26, 2007, the Company's board of directors approved the engagement of the firm of Pollard-Kelley Auditing Services, Inc., 3250 W. Market St., Suite 307, Fairlawn, Ohio 44333, as the Company's independent auditors. Such appointment was accepted by Terance Kelly of the firm.

     During the Registrant's two most recent fiscal years or any subsequent interim period prior to engaging Pollard-Kelley Auditing Services, Inc., the Company, or someone on the Company's behalf, had not consulted Pollard-Kelley Auditing Services, Inc. regarding any of the accounting or auditing concerns stated in Item 304(a)(2) of Regulation S-B.

     On June 26, 2007 the Company provided S.W. Hatfield, CPA with a copy of this disclosure and requested that it furnish a letter to the Company, addressed to the SEC, stating that it agreed with the statements made herein or the reasons why it disagreed.



ITEM 9.01-Financial Statements and Exhibits

(c)  Exhibits

Exhibit No.     Description
------------    ----------------------------------
16.1            Letter regarding change in certifying accountant.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                            American Ammunition, Inc.



Date:  June 26, 2007    By:/s/ Andres F. Fernandez
                           ---------------------------------
                           Andres F. Fernandez
                           Chief Executive Officer and
                           Chief Financial Officer